Exhibit 32.1

Certification of Chief Executive Officer and Chief Financial Officer

Pursuant To 18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of The Sarbanes-Oxley Act of 2002

In connection with the Annual Report of LaSalle Hotel Properties (“LHO”) on Form 10-K for the period ending December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Officers of LHO, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report, containing the financial statements, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of LHO.

Date: February 22, 2012

/s/ MICHAEL D. BARNELLO
Michael D. Barnello
President and Chief Executive Officer

/s/ BRUCE A. RIGGINS
Bruce A. Riggins
Executive Vice President and Chief Financial Officer